SECURED INSTALLMENT NOTE

$890,000.00                                     New York, New York
 August 13, 1999

         FOR VALUE RECEIVED, NOVEX SYSTEMS INTERNATIONAL, INC., a corporation of the State of New York, promises to pay in lawful monies of the United States of America, to the order of

                              DIME COMMERCIAL CORP.

                           1180 Avenue of the Americas

                                    Suite 510

                       New York, New York 10036 ("Lender")

or at such place as lender may from thime to time designate in writing, the principal sum of eight hundred ninety thousand (890,000.00) dollars (the "Loan"), together with interest as hereinafter provided, computed from the date hereof, in thirty-seven (37) consecutive monthly installments in the following manner and upon the following terms and conditions:

1. Seven (7) consecutive  monthly  payments of interest only,  then  twenty-nine
(29) consecutive monthly principal installments of $7,722.23 each and a thirty-seventh (37) and final principal installment of $666,055.33, together with interest as hereinafter provided. Such installments are to be paid commencing on the first day of September 1999 and on the first day of each month thereafter until September 1, 2002. All payments of interest and principal or prepayments of principal, howsoever designated by the undersigned, are to be applied first on account of interest on the unpaid balance of the principal indebtedness, and the balance, if any, on account of said principal indebtedness.

2. The undersigned shall pay to Lender interest upon any unpaid principal balance advanced hereunder or under the terms of the Security Agreement at the close of each day, which interest shall be due and payable to Lender on the first Banking Day of the following month. Any failure or delay by Lender in presenting invoices for interest shall not discharge or relieve the undersigned of its obligation to make such interest payments. The interest rate which shall be used to calculate the amount of interest due each month shall be the Reference Rate of interest in effect during the period for which interest is being calculated plus two (2) percentage points per annum. The interest due each month shall be paid by undersigned or, at the option of Lender, charged to any checking or loan account maintained by the undersigned with Lender or any Lender Affiliate, but if not paid within ten (10) days of the close of each month, interest may, at Lender's discretion, be added to the undersigned's loan account balance. Interest shall be calculated on the basis that one day represents 1/360th of a year. For the purposes of this obligation, "Reference Rate," which is determined periodically, means the rate established by The Dime Savings Bank of New York, FSB. from time to time at is principal domestic office as its reference-lending rate for domestic commercial loan. Lender may make loans to customers above, at or below the Reference Rate. The Reference Rate may be changed from time to time by Lender without notice to the undersigned and shall be effective on the date any such change occurs.

3. Anything herein to the contrary notwithstanding, upon the occurrence and during the continuance of an Event of Default hereunder or under the Loan and Security Agreement dated even date herewith as it may be subsequently amended and/or modified (collectively, the "Security Agreement"), the interest rate charged to the undersigned shall, at Lender's discretion, be increased to the Reference Rate plus four (4) percentage points per annum.

4. Anything herein to the contrary notwithstanding, if any scheduled payment of interest or principal due hereunder is received more than ten (10) days after the date due, there shall be due a late charge of five (5) percent of such payment.

5. This Note is subject to and governed by the terms and conditions of the Security Agreement, all of which terms and conditions are incorporated herein by reference with the same force and effect as though set forth herein at length. All sums due hereunder are secured by the collateral described in the Security Agreement. All terms referred to herein shall have the meaning ascribed to them in the Security Agreement unless the context otherwise requires.

6. The undersigned shall be n default under this Note upon the occurrence of any of the events which constitute an Event of Default pursuant to the terms of the Security Agreement. Upon the occurrence of any Event of Default, then the aforesaid principal sum or so much thereof as shall then remain unpaid, with all arrearages of interest thereon, shall, without notice or demand, at the option of Lender, become due and payable immediately thereafter, anything hereinbefore contained to the contrary notwithstanding. Furthermore, Lender shall thereupon be entitled to exercise all of the remedies of a secured party at law or in equity, together with the rights and remedies provided to it under the Security Agreement.

7. It is understood and agreed that the undersigned may prepay in full or in part at any time without penalty the principal of this obligation provided prepayment shall be in multiples of not less than $5,000.00. Principal payments made pursuant to this paragraph are to be applied in inverse order of principal payments due.

8. If there shall be any arrears in any payments covenanted or agreed upon herein or an Event of Default shall occur in the provisions of the Security Agreement securing this Note, the terms of which are incorporated herein by reference with the same force and effect as though set forth herein at length, then the Lender may, at its option, make any such payments and the amount so paid shall be added to and become part of the principal sum evidenced hereby and secured by such Security Agreement and shall be payable on demand with interest at the rate set forth in this Note.

9. The undersigned shall be liable for all costs, charges and expenses, and other sums incurred or advanced by Lender (including legal fees and disbursements) to preserve the Collateral, collect on the Obligation, protect Lender's interests or to enforce Lender's rights against the undersigned or any guarantor.

10. As further security for the performance of the obligations hereunder, the undersigned hereby gives Lender a general lien upon all property and assets heretofore or hereafter delivered to Lender, and Lender shall have the right of setoff, in addition to any other rights conferred by statute or operation of law, with respect to any account of the undersigned with Lender, and any other funds or tangible assets which may, at any time, be in possession of or under Lender's custody and control.

11. Lender is hereby authorized to disclose any financial or other information about the undersigned to any regulatory body or agency having jurisdiction over the Lender, or to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to the undersigned. Lender is authorized by the undersigned, without notice to it, to date this Note as of the date when the first advance is made and to fill in any blank spaces to conform to the terms upon which the advance or advances are made.

12. Lender shall not, by any act, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Lender, and then only to the extent set forth therein. A waiver as to any one event shall in no way be construed as continuing or as preventing the waiver or enforcement of such rights or remedies available to Lender on a subsequent event.

13. The liability of the undersigned shall be joint and several, absolute and unconditional and without regard to the liability of any other party.

14. The undersigned and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of protest, and notice of dishonor of this Note, and authorize Lender, without notice, to grant any extension, postponement of time of payment, indulgence or any substitution, exchange or release of Collateral and to the addition to or release of any party or persons primarily or secondarily liable or acceptance of partial payments on any accounts or instruments and the settlement, compromising or adjustment thereof.

15. The provisions herein contained shall bind and inure to the benefit of the undersigned and Lender and their respective legal representatives, successors and assigns (provided, however, that the undersigned shall not assign this Note without first obtaining the written consent of Lender). Lender (or any subsequent assignee) may transfer and assign this Note and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender (or any such subsequent assignee that in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Note and said Collateral.

16. For the purposes of this Note wherever the term "Lender" shall be used it shall refer to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

17. (a) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR OBLIGOR, ANY GUARANTOR OR OTHER PARTY TO THIS TRANSACTION ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO ss. 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY STATE OR FEDERAL COURT LOCATED IN NEW JERSEY, AND LENDER AND OBLIGOR WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. OBLIGOR SHALL DESIGNATE FROM TIME TO TIME AN AUTHORIZED AGENT HAVING AN OFFICE IN THE STATE OF NEW YORK TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT AT SUCH ADDRESS AND WRITTEN NOTICE OF SUCH SERVICE OF SUCH OBLIGOR MAILED OR DELIVERED TO SUCH OBLIGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH OBLIGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE SATE OF NEW YORK. OBLIGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND
(III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  (B) IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, LENDER, OBLIGOR, EACH ENDORSER AND GUARANTOR WAIVE TRIAL BY JURY, AND OBLIGOR, EACH ENDORSER AND GUARANTOR ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION OTHER THAN MANDATORY COUNTERCLAIMS, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

18. THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY OBLIGOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS DELIVERED PURSUANT THERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION,
VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. IT BEING UNDERSTOOD THAT THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOCAN DOCUMENTS (EXCEPT AS EXPRESSLY PROVIDED IN ANY OTHER LOAN DOCUMENTS). TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND OBLIGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE SATE OF NEW YORK PURSUANT TO ss. 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.

19. Notwithstanding any thing to the contrary in this Note and to the extent permitted by applicable law, if the aggregate amount of interest payable in respect of this Note and all other consideration which would constitute interest for any interest period under applicable law results in an effective rate of interest for any interest period on this Note in excess of the maximum rate permitted by law applicable to this Note (after giving effect to any adjustment permitted by law to the interest rate paid or payable in any interest periods other than such interest period), the effective rate of interest of such interest period for this Note shall be limited to a rate of interest which would not cause the effective rate to exceed the maximum legal rate.

20. Any forbearance by the Lender in exercising any right or remedy hereunder or under any other Loan Document, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy; nor shall any single or partial exercise of any such right or remedy, or any abandonment or discontinuance of steps to enforce such a right or remedy, preclude any other or further exercise thereof or the exercise of any other right or remedy.

         THE UNDERSIGNED AND ALL ENDORSERS AND GUARANTORS WAIVE TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned have hereunto set its hand and seal or caused these presents to be signed by its proper corporate officer and its proper corporate seal to be hereto affixed the day and year first written above.

WITNESS:                            NOVEX SYSTEMS INTERNATIONAL, INC.

_/SS/ JANET L. DOWE________         BY__/SS/ DANIEL W. DOWE_________
      JANET L. DOWE                          Daniel W. Dowe
Secretary                                    President

STATE OF NEW JERSEY        }

                           }SS.:

COUNTY OF PASSAIC          }

         I certify that on the 13th day of August, 1999, appeared befor me, Daniel W. Dowe, to me known, who, being by me duly sworn, did depose and say that he is the president of Novex Systems International, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of the corporation; that the seal affixed to the instrument is such corporate seal; that it was so affixed by order of the board of directors of the corporation, and that he signed his name thereto by like order.

                                            ___/S/CHRISTINA BRUDIE ______

                                           Notary Public of New Jersey
                                           My Commission Expires 1/25/2001